APPROPRIATED RESERVES	12 Months Ended
Dec. 31, 2024
APPROPRIATED RESERVES
APPROPRIATED RESERVES
NOTE 23. APPROPRIATED RESERVES
As of December 31, 2024 and 2023, the appropriated retained earnings consist of the following:

Concept	December 31, 2024	December 31, 2023
In millions of COP
Appropriation of net income(1)(2)	12,700,961	12,794,057
Others(3)	9,874,876	7,250,712
Total appropriated reserves	22,575,837	20,044,769
(1)The legal reserve fulfills two objectives: to increase and maintain the company's capital and to absorb economic losses. Based on the aforementioned, this amount shall not be distributed in dividends to the stockholders.
(2)As of December 31, 2024 and 2023, includes reclassification of unclaimed dividends under Article 85 of the Bancolombia S.A Bylaws for COP 506 and COP 557, respectively.
(3)At Bancolombia S.A, the creation of an occasional reserve for equity strengthening and future growth continues, which was approved at the General Shareholders Meeting.